Share of profit/loss from investments accounted for using the equity method	12 Months Ended
Dec. 31, 2023
Interests In Other Entities [Abstract]
Share of profit/loss from investments accounted for using the equity method	Share of profit/loss from investments accounted for using the equity method
The line item Share of profit/(loss) from investments accounted for using the equity method was a net loss of €115 million in 2023 (including an impairment loss of €231 million on the equity-accounted investment in EUROAPI – see Note D.6.), compared with net income of €68 million for 2022 and €39 million for 2021.